                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported): August 1, 2002



                             NETSCOUT SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                  0000-26251                 04-2837575
-------------------------------     -----------             -------------------
(State or Other Jurisdiction of     (Commission                (IRS Employer
        Incorporation)              File Number)            Identification No.)

           310 Littleton Road
        Westford, Massachusetts                                   01886
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978) 614-4000


             4 Technology Park Drive, Westford, Massachusetts 01886
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       OTHER EVENTS.

         On August 1, 2002, NetScout Systems, Inc. (the "Company") entered into Amendment No. 7 to Private Label Agreement and Project Development and License Agreement with Cisco Systems, Inc. (the "Amendment"). A copy of the Amendment is attached hereto as EXHIBIT 10.


Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable


              (b)     PRO FORMA FINANCIAL INFORMATION.  Not Applicable


              (c)     EXHIBITS.


                      EXHIBIT NO.     DESCRIPTION

                      10 Amendment No. 7 effective as of August 1, 2002 to Private Label Agreement and Project Development and License Agreement between Cisco Systems, Inc. and the Company*


                        *Confidential treatment requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NETSCOUT SYSTEMS, INC.

October 30, 2002
                                  By: /s/David P. Sommers
                                      -----------------------------------------
                                      David P. Sommers
                                      Chief Financial Officer and
                                      Senior Vice President, General Operations

                                  EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION

10 Amendment No. 7 effective as of August 1, 2002 to Private Label Agreement and Project Development and License Agreement between Cisco Systems, Inc. and the Company*

*Confidential treatment requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.